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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     January 10, 2001
                                                     ----------------


                                 SIMMONS COMPANY
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                     333-76723                  06-1007444
-------------------------      ------------------------    ---------------------
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                            Identification No.)


                        One Concourse Parkway, Suite 800
                             Atlanta, GA 30328-5369
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (770) 512-7700
                                                           --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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 ITEM 5. OTHER EVENTS.

         On January 10, 2001, the Registrant issued a press release reporting it had named Bob Hellyer to the position of President and it announced the resignation of Peter Brink as Executive Vice President, Chief Operations Officer and as a Director. The press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         c)       Exhibits

                  99.1     Press release dated January 10, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            SIMMONS COMPANY


                                            By:  /s/ William S. Creekmuir
                                                 ------------------------------
                                                     William S. Creekmuir

                                            Title: Executive Vice President and
                                                   Chief Financial Officer

Date: January 11, 2001


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                                  EXHIBIT INDEX

Exhibit
Number     Exhibit Name
------     ------------
  99.1     Press Release dated January 10, 2001